April 2006

Safe Harbor Statement

 EMS Operations
 Electronic Components
 Automotive Sensors
Global Operations

Segments
Automotive
Communications
Other
Computer
Electronic
Components
 and
Sensors
Electronics
Manufacturing
Services
Markets
41%
59%
6%
21%
23%
31%
23%
7%
2%
8%
29%
3%
14%
Consumer
Military & Aerospace
Security
Medical
11%
5%
1%
Industrial
8%
8%
Segments and Markets

- Automotive Sensors
- Electronic Components
Electronics Manufacturing Services
13 - 18%
4  -  7%
8 - 12%
9  -  13%
 Annual Sales Growth
Overall
Product/Market Area
(2005 - 2008)
Components & Sensors:
10 - 14%
Business Growth Targets

Strategy
•
Aggressively expand product base.
–
Content growth > unit growth.
•
Broaden customer base.
•
Leverage product/market strength into Asian market.
Targeting Double-Digit Growth
Automotive Products

Awarded 43 Platforms
Industry trend is to adopt integrated
pedals for complexity and cost
reduction
Total
Available
Market
(Including Pedal Sensors)
$150
$223
$266
$326
$363
$305
CTS Accelerator Pedal Modules Offer
Performance, Quality and Cost Advantages
CTS Sales $ in Millions
$393
Actual
Accelerator Pedal Module

CTS Sales $ in Millions
Asia Over 50% of
Growth
Actual
10 Year Projected Growth In Vehicle Sales
(17M Units)
China regulations driving
 local content
CTS Operations in
Taiwan and China
Asian Automotive Growth

Strategy
•
Focus on high margin engineered electronic
components.
•
Aggressively introduce new products and expand the
customer base.
•
Leverage our global footprint and Asian
manufacturing.
Improving Financial Performance
Electronic  Components

Communications
Handset
Communications
Infrastructure
Computing and
Other Markets
Focused on Higher Margin Growth
Markets
Electronic Components –
Markets Served

OCXO
 RF
   Module
Filter
WiMAX
Optical Networking
Telematics
Cellular
Repeaters
Wireless
Base Station
Satellite
Communications
3 Design Wins
32 Design Wins
65 Design Wins
1 Design Win
20 Design Wins
10 Design Wins
Electronic Components –
Products/Applications 2005 Design Wins

i
Target customers with complex needs.
i
Offer full-service flexibility.
i
Leverage geographic footprint.
–
Global sourcing.
–
Local NPI Ù global completion.
i
Grow organically and through acquisitions.
Strategy
Electronics Manufacturing Solutions

TIER 1
4
Large/Global > $2B.
4
Optimized to Low Mix - High Volume.
TIER 2
4
Medium/ Regional/Global $200M - $2B.
4
Optimized to High Mix - Med. Volume.
TIER 3/4
4
Small/Regional < $200M.
4
Optimized to High Mix - Low Volume.
g
Large OEMs
g
Low Mix; High Volume
g
Very Price Sensitive
g
Med. - Large OEMs.
g
High Mix; Med. Volume.
g
Special Needs.
g
Small - Med. OEMs
g
Generally Local / Regional
g
High Mix; Low - Med. Volume
CUSTOMER
Characteristics/Needs
EMS Companies
EMS Industry

Growth Focused on High
Margin Segments
95%
71%
Top 5 EMS Customers
Communications
Other
Industrial
Medical
Computer
Sales By Market
Aerospace/
Defense
More Complex
Less Complex
High Volume
/ Low Mix
Low Volume
/ High Mix
CTS
Markets
EMS Business

Financial Summary
Definitions and reconciliation of non-GAAP financial terms are included in the Appendix of this presentation and on CTS’ Web site at
www.ctscorp.com

New Products/Acquisition Driving Sales Growth
$ in Millions
2005
2004
2003
2002
Sales

2002
2003
Earnings Growing Faster Than Revenues
2004
2005
Adjusted EPS

Expense Leverage Contributing to Earnings Growth
12%
12.5%
Target
Adjusted Operating Expenses
(Percent of Sales)

Cumulative
Free Cash Flow
$ in Millions
Strong Cash Earnings and Free Cash Flow
Cumulative
Cash Earnings
Cumulative Free Cash Flow

Capital Expenditures
Normal
Range
5%
3%
Controllable Working Capital*
Target
Range
13%
10%
* Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.
Efficient Utilization of Capital
Balance Sheet Management

Leverage Ratio Within Target Range of 20% - 30%
Balanced Maturities
Current
Capital Structure
Total Debt to Capitalization
195
82
Total Debt
Cash
Debt to Capitalization
Balance Sheet Management

 Target Adjusted Return on Assets
5.0%
12.0%
1.0
1.5
1.7
2.5
EMS
Components
& Sensors
  OPERATING
MARGIN
7.0%
8.0%
    ASSET TURNS
Target Range
Target
 Range
EMS: 55%
 of Sales
EMS: 65%
of Sales
Both Segments Have Comparable ROA Targets
2003
2004
2005
CTS
CTS
CTS

Growth Strategies are Working
Expect EPS Growth > Sales Growth
Value Proposition
•
Positioned in high-growth markets.
•
Positive cash flow to fund growth.
•
Leverageable capacity and operating structure.
•
Strong balance sheet and conservative capital structure.

APPENDIX

Profitability
Growth
Corporate Strategies
•
Seek high-growth niche markets
•
Focus on “design to purpose”
products and services
•
Leverage technology to create
differentiated products
•
Grow through product and
market extensions
Core Strengths
•
  Application engineering
•
  Materials technology
•
 Manufacturing execution
•
 Low-cost production
•
Continuous product cost reduction
•
Global footprint
Business Model

Strengthen CTS as a provider of high-mix EMS services
CTS’ Strength In
SMTEK’s Strength In
Brings An Expanded Set of Complementary
 Capabilities to Customers
▪
 PCBA design for manufacture and test
▪
 Complex PCBA operations
▪
 Flexible test capability
▪
 Market-specific certifications
▪
 Backplane and enclosure design
▪
 High-mix box build operations
▪
 Global sourcing
▪
 Direct-to-end-customer logistics
Acquisition Strategy

CTS Sales
North America and Europe
●
Growing customer penetration – Shifting to Tier I
●
New products provide more value-add – Higher unit prices
Growing Automotive Product
Content

Position Sensors:
(Contacting & Non-Contacting)
   Throttle
   Exhaust Gas Recirculating
   Active Manifold Monitoring
Actuators:
Manifold Tuning
    Secondary Runner
    Tumble & Swirl Valves
Pedal Modules:
(Contacting & Non-Contacting)
Pedal Position Sensors
Memory Seat
Position Sensors
Fuel Level
Sensing
Safety Systems:
Occupant Classification Systems
    Belt Tension Sensors
Electronic Throttle
Sensors
Automotive Product Applications

Awarded 5 Platforms
Trend toward active manifolds driven by:
-
Lower emissions requirements.
-
Better fuel economy.
-
Improved vehicle performance
(engine torque).
$65
$71
$86
$131
$194
$266
Total
Available
Market
CTS’ innovative solution provides performance
and reliability advantages
$335
$ in Millions
Actual
Active Manifold Actuators

CTS’ Belt Tension Sensor provides
superior measurement accuracy
Awarded 25 Platforms
U.S. regulations require 100% of
all new light vehicles to have
enhanced occupancy sensing
systems by 2006.
30+% Market Share
$13
$33
$80
$69
$63
Total
Available
Market
$78
$ in Millions
Belt Tension Sensor

Major CTS Competitors
PRODUCTS
Automotive Products
Frequency Products - Infrastructure
Ceramic Filters
Resistor Networks
Electronics Manufacturing Services
COMPETITION
AB Electronics, Alps, Bosch, Delphi,
Denso, Hella, Mikuni, Siemens
C-MAC, M/A Com, Mtron, Raltron, Pericom,
Sirenza, Vectron, Z-Comm
Murata, TDK, UBE
BI Tech, Bourns, KOA, Vishay
Celestica, Flextronics, Jabil, LaBarge,
Mack Technologies, Pemstar, Plexus,
Sanmina-SCI, Suntron, Solectron

Note:  Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustment and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.
Financial Summary

Note:  Data shown excludes income tax adjustment and material asset gains.
Other Financial Data –
Income Statement

Other Financial Data –
Balance Sheet Metrics

CTS Corporation
Regulation G Appendix

CTS Corporation
Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

	2005	2005	2004		2003	2002			Full Year
	Q4	Q2	Q2		Q3	Q3	Q2	Q1	2005	2004	2003	2002	2001

Earnings per share	$0.22	$0.10	$0.18	(1)	$0.17	$(0.41)	$(0.08)	$(0.06)	$0.57	$0.53	$0.36	$(0.54)	$(1.61)

Tax affected charges (credits) to reported earnings per share:
Restructuring and asset impairment charges					0.10	0.41					0.10	0.42	1.07
Restructuring-related, one-time charges							0.01	0.02				0.03	0.28
Customer reimbursement								(0.07)				(0.07)
Gain on sale of excess equipment less LTCC severance	(0.02)								(0.02)
Gain on sale of excess Canadian land			(0.05)							(0.05)
Total tax affected adjustments to reported earnings per share	(0.02)	-	(0.05)		0.10	0.41	0.01	(0.05)	(0.02)	(0.05)	0.10	0.38	1.35

Tax impact of cash repatriation, net of tax benefit relating to reversal
of income tax reserves in certain foreign jurisdictions	0.03	0.11							0.10
Impact of reversal of tax reserves		(0.04)			(0.22)						(0.22)

Adjusted earnings per share	$0.23	$0.17	$0.13		$0.05	$-	$(0.07)	$(0.11)	$0.65	$0.48	$0.24	$(0.16)	$(0.26)

(1) Diluted earnings per share for the second quarter of 2004 has been restated to reflect the impact of adopting Emerging Issues Taks Force (EITF) No. 04-08,
"The Effect of Contingently Convertible Debt on Diluted Earnings Per Share". EITF No. 04-08 was issued and became effective in the fourth quarter of 2004.

CTS Corporation
Reconciliation of Operating Expenses to Adjusted Operating Expenses
($ in millions)

	Full Year
	2005	2004	2003	2002

Selling, general and administrative expenses	$68.0	$63.5	$56.9	$63.3
Research and development expenses	17.1	19.0	21.5	24.1
Restructuring and impairment charges	-	-	4.6	18.3
Gain on sale of assets	(3.1)	(3.9)	-	-

Total reported operating expenses	82.0	78.6	83.0	105.7

Less restructuring and impairment charges	-	-	4.6	18.3
Less gain on sale of excess equipment	(1.2)	-	-	-
Less gain on sale of excess Canadian land	-	(2.7)	-	-

Adjusted operating expenses	$83.2	$81.3	$78.4	$87.4

Adjusted operating expenses as a percentage of sales	13.5%	15.3%	16.9%	19.1%

CTS Corporation
Definition of Financial Term-"Controllable Working Capital as % of Sales"
($ in millions)

	December 31,	December 31,
	2005	1999

Net Accounts Receivables	$91.3	$124.7
Net Inventory	60.6	78.9
Accounts Payables	(67.2)	(68.3)

Controllable Working Capital	84.7	135.3

Annualized sales	617.5	677.1

Controllable Working Capital %	13.7%	20.0%

CTS Corporation
Definition of Financial Term-"Total Debt to Capitalization"
($ in millions)

	2005				2004				2003				2002	2001	December 31,
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4	2000

Notes payable	$13.3	$3.0	$3.0	$3.5	$3.3	$-	$-	$-	$-	$-	$-	$-	$-	$-	$7.4
Current portion of long-term debt	0.2	0.2	0.3	0.4	-	-	-	-	-	-	-	18.2	28.4	27.5	10.0
Long-term debt	68.3	94.7	85.6	133.9	94.2	87.0	85.0	81.2	75.9	81.0	85.3	67.0	67.0	125.0	178.0

Total debt	81.8	97.9	88.9	137.8	97.5	87.0	85.0	81.2	75.9	81.0	85.3	85.2	95.4	152.5	195.4
Total shareholders' equity	329.6	324.2	322.7	324.3	310.7	303.6	302.7	296.4	294.2	285.6	268.7	264.3	265.0	242.9	246.4

Total capitalization	$411.4	$422.1	$411.6	$462.1	$408.2	$390.6	$387.7	$377.6	$370.1	$366.6	$354.0	$349.5	$360.4	$395.4	$441.8

Total debt to capitalization	19.9%	23.2%	21.6%	29.8%	23.9%	22.3%	21.9%	21.5%	20.5%	22.1%	24.1%	24.4%	26.5%	38.6%	44.2%

CTS Corporation
Free Cash Flow
($ in millions)

	2005				2004				2003				Full Year
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2005	2004	2003	2002	2001

Cash flows provided from (used by) operations	$14.8	$5.1	$13.7	$10.9	$4.3	$5.0	$11.4	$(6.7)	$10.2	$8.6	$(1.3)	$8.2	$44.5	$14.0	$25.7	$24.1	$65.8
Capital expenditures	$(2.5)	$(6.6)	$(2.9)	$(3.0)	$(2.6)	$(3.9)	(4.2)	(2.0)	(2.8)	(1.7)	(2.3)	(2.2)	(15.0)	(12.7)	(9.0)	(12.8)	(77.7)

Free cash flow	$12.3	$(1.5)	$10.8	$7.9	$1.7	$1.1	$7.2	$(8.7)	$7.4	$6.9	$(3.6)	$6.0	$29.5	$1.3	$16.7	$11.3	$(11.9)

CTS Corporation
Cumulative Free Cash Flow
($in millions)

	Cumulative	Full Year	Cumulative	Full Year	Full Year
	(2003-2005)	2005	2003-2004	2004	2003

Net earnings	$54.8	$22.2	$32.6	$20.0	$12.6
Depreciation and amortization	86.8	27.1	59.7	26.1	33.6
Restructuring and impairment charges	4.6	-	4.6	-	4.6
Gain on asset sales	(7.0)	(3.1)	(3.9)	(3.9)	-
Deferred income taxes	9.6	9.1	0.5	0.2	0.3
Equity-based compensation and other	5.0	2.7	2.3	1.7	0.6
Cumulative prepaid pension asset	(31.7)	(8.7)	(23.0)	(10.9)	(12.1)
Cash earnings	122.1	49.3	72.8	33.2	39.6

Working capital & other	(37.9)	(4.8)	(33.1)	(19.2)	(13.9)
Cash flow from operations	84.2	44.5	39.7	14.0	25.7

Capital expenditures	(36.7)	(15.0)	(21.7)	(12.7)	(9.0)
Free cash flow	$47.5	$29.5	$18.0	$1.3	$16.7

CTS Corporation
Reconciliation of Operating Earnings to Adjusted Operating Earnings
($ in millions)

	2005	2004	2003	Full Year
	Q4	Q2	Q3	2005	2004	2003	2002	2001

Operating earnings (loss)	$15.1	$10.6	$(0.7)	$40.3	$31.1	$13.8	$(14.8)	$(48.5)

Charges (credits) to reported operating earnings (loss):
Restructuring and asset impairment charges			4.6			4.6	18.3	40.0
Restructuring-related, one-time charges							1.3	10.7
Customer reimbursement							(3.1)
Gain on sale of excess equipment less LTCC severance	(1.2)			(1.2)
Gain on sale of excess Canadian land		(2.7)			(2.7)

Total adjustments to reported operating earnings (loss)	(1.2)	(2.7)	4.6	(1.2)	(2.7)	4.6	16.5	50.7

Adjusted operating earnings	$13.9	$7.9	$3.9	$39.1	$28.4	$18.4	$1.7	$2.2

Adjusted operating earnings as a percentage of total sales	9.0%	5.7%	3.6%	6.3%	5.3%	4.0%	0.4%	0.4%

CTS Corporation
Reconciliation of Net Earnings to Adjusted Net Earnings
($ in millions)

	2005	2005	2004	2003	Full Year
	Q4	Q2	Q2	Q3	2005	2004	2003	2002	2001

Net earnings (loss)	$8.6	$3.9	$6.9	$6.1	$22.2	$19.9	$12.6	$(17.9)	$(45.4)

Charges (credits) to reported net earnings (loss):
Restructuring and asset impairment charges				4.6			4.6	18.3	40.0
Restructuring-related, one-time charges								1.3	10.7
Customer reimbursement								(3.1)
Gain on sale of excess equipment less LTCC severance	(1.2)				(1.2)
Gain on sale of excess Canadian land	-	-	(2.7)		-	(2.7)
Total adjustments to reported net earnings (loss)	(1.2)	-	(2.7)	4.6	(1.2)	(2.7)	4.6	16.5	50.7
Total adjustments, tax affected	(0.9)	-	(2.1)	3.4	(0.9)	(2.1)	3.4	12.4	38.1

Tax impact of cash repatriation, net of tax benefit relating to reversal of income tax reserves in certain
foreign jurisdictions	1.5	4.5			6.0
Impact of reversal of tax reserves	-	(1.7)		(7.9)	(1.7)		(7.9)

Adjusted net earnings (loss)	$9.2	$6.8	$4.8	$1.6	$25.6	$17.8	$8.1	$(5.5)	$(7.3)

Adjusted net earnings (loss) as a percentage of total sales	6.0%	4.3%	3.5%	1.5%	4.1%	3.3%	1.7%	-1.2%	-1.3%

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	2005				2004				2003				Full Year
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2005	2004	2003	2002	2001
Net earnings (loss)	$8.6	$6.3	$3.9	$3.4	$6.6	$3.9	$6.9	$2.5	$3.9	$6.1	$2.0	$0.6	$22.2	$19.9	$12.6	$(17.9)	$(45.4)

Depreciation and amortization expense	7.2	6.2	6.8	6.9	6.4	5.7	6.7	7.3	8.1	8.2	8.5	8.8	27.1	26.1	33.6	43.4	51.7
Interest expense	1.3	1.3	1.6	1.7	1.3	1.1	1.6	1.5	1.7	2.1	1.9	1.9	5.9	5.5	7.6	10.2	12.8
Tax expense (benefit)	5.4	1.9	4.9	1.0	2.0	1.2	2.0	0.9	1.3	(8.5)	0.7	0.2	13.2	6.1	(6.3)	(5.9)	(15.1)

EBITDA	$22.5	$15.7	$17.2	$13.0	$16.3	$11.9	$17.2	$12.2	$15.0	$7.9	$13.1	$11.5	$68.4	$57.6	$47.5	$29.8	$4.0

Charges (credits) to EBITDA:
Restructuring and asset impairment charges										4.6					4.6	18.3	40.0
Restructuring-related, one-time charges																1.3	10.7
Customer reimbursement																(3.1)
Gain on sale of excess equipment less LTCC severance	(1.2)												(1.2)
Gain on sale of excess Canadian Land							(2.7)							(2.7)

Total adjustments to reported EBITDA	(1.2)	-	-	-	-	-	(2.7)			4.6			(1.2)	(2.7)	4.6	16.5	50.7

Adjusted EBITDA	$21.3	$15.7	$17.2	$13.0	$16.3	$11.9	$14.5	$12.2	$15.0	$12.5	$13.1	$11.5	$67.2	$54.9	$52.1	$46.3	$54.7

Adjusted EBITDA % of total sales	13.8%	10.5%	10.9%	8.4%	11.4%	9.2%	10.5%	10.0%	11.4%	11.5%	11.2%	10.9%	10.9%	10.3%	11.3%	10.1%	9.5%

CTS Corporation
Definition of Financial Term -
Adjusted Return on Assets

	Full Year
	2005	2004	2003

Operating earnings	$40.3	$31.1	$13.8

Charges (credits) to reported operating earnings :
Restructuring and asset impairment charges			4.6
Gain on sale of excess equipment less LTCC severance	(1.2)
Gain on sale of excess Canadian land		(2.7)

Total adjustments to reported operating earnings	(1.2)	(2.7)	4.6

Adjusted operating earnings	$39.1	$28.4	$18.4

Current Year:
Total Assets	$533.9	$522.2	$482.3
Less Cash	12.0	61.0	25.3
Adjusted Assets at end of current year	521.9	461.2	456.9

Prior Year:
Total Assets	522.2	482.3	490.0
Less Cash	61.0	25.3	9.2
Adjusted Assets at end of current year	461.2	456.9	480.8

Adjusted Average Assets	$491.5	$459.0	$468.9

Adjusted Return on Assets	8.0%	6.2%	3.9%

Sales	$617.5	$531.3	$463.0
Adjusted Operating Earnings	39.1	28.4	18.4
Adjusted Operating Margin(a)	6.3%	5.3%	4.0%

Sales	$617.5	$531.3	$463.0
Average Assets	491.5	459.0	468.9
Asset Turns(b)	1.26	1.16	0.99

Adjusted Return on Assets (a) x (b)	8.0%	6.2%	3.9%